Exhibit 10.15

                           TWELFTH AMENDMENT TO LEASE


           THIS TWELFTH AMENDMENT TO LEASE (the "Amendment") is made and entered into as of the date below written by and between TODA DEVELOPMENT, INC., a California corporation ("Landlord"), and MACROMEDIA, INC., a Delaware corporation ("Tenant").

RECITALS

           A. Landlord and Tenant are parties to that certain lease dated June 27, 1991 for certain premises on the third floor of the building commonly known as 600 Townsend Street, San Francisco, California, as amended by that certain First Amendment to Lease dated May 4, 1992, the Second Amendment to Lease dated August 9, 1994, the Third Amendment to Lease dated November 7, 1994, the Fourth Amendment to Lease dated April 6, 1995, the Fifth Amendment to Lease dated August 31, 1995, the Sixth Amendment to Lease dated October 31, 1995, the Seventh Amendment to Lease dated December 15, 1995, the Eighth Amendment to Lease dated January 25, 1996, the Ninth Amendment to Lease dated February 21, 1996, the Tenth Amendment to Lease dated April 30, 1996 and the Eleventh Amendment to Lease dated June 13, 1996 (collectively, the "Lease"). Tenant's predecessor-in-interest under the Lease was Macromind, Inc.

           B. Landlord and Tenant desire to amend the Lease as set forth below.


AGREEMENT

           Landlord and Tenant hereby agree as follows:

           1. ADDITIONAL PREMISES. Commencing as of April 1, 1997 (the "Additional Premises Rental Commencement Date") the Premises shall include that portion of the fifth floor of the Building comprising approximately 21,766 rentable square feet as shown on EXHIBIT A attached hereto (the "Additional Premises"). The total rentable square footage of the Premises, including the Additional Premises, shall be approximately 117,255 as shown on EXHIBIT B.



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

           2. DELIVERY OF ADDITIONAL PREMISES. Landlord shall deliver possession of the Additional Premises as of April 1, 1997. If Landlord is unable to deliver possession as of April 1, 1997, Landlord shall not be liable for any damage caused for failing to deliver possession, and this Amendment shall not be void or voidable. The Additional Premises Rental Commencement Date shall be delayed until Landlord delivers possession of such space to Tenant. In the event that the Additional Premises are delivered on other than April 1, 1997, Landlord and Tenant shall execute a letter confirming the delivery date.

           3. RENTAL. Commencing upon the Additional Premises Rental Commencement Date, monthly Base Rental under the Lease shall be as follows:

             Period                                  Rental
             ------                                  ------
         4/1/97 -  8/31/97                       $ 179,400.15
         9/1/97 - 12/31/01                       $ 191,125.65
         1/1/02 - 12/31/03                       $ 211,059.00
         1/1/04 - 12/31/05                       $ 288,647.25

           4. ADDITIONAL TENANT IMPROVEMENT ALLOWANCE. Landlord shall provide Tenant with an additional Tenant Improvement Allowance in the amount of $217,660 for the Additional Premises. Said allowance shall be paid and used for the Additional Premises in accordance with paragraph 8 and Rider 5.C of the Lease. Tenant may use its own contractor and architect (both subject to Landlord's reasonable approval) for tenant improvement work in the Additional Premises. All costs of design and construction shall be included within the above Allowance.

           4. TENANT'S PARTICIPATION. Commencing as of the Additional Premises Rental Commencement Date, Tenant's Participation for purposes of paragraph 6 shall be determined by using a numerator of 117,255 rentable square feet. The base year shall be 1997 for the Additional Rental payable by Tenant with respect to the Additional Premises.

           5. CONDITION OF ADDITIONAL PREMISES; IMPROVEMENTS. Tenant accepts the Additional Premises in their "as is" condition. Tenant shall be responsible for all demolition of and improvements to such premises and shall comply with the terms of the Lease with respect to all work undertaken by Tenant, including, without limitation, paragraphs 8 and 9 thereof.

           6. UTILITIES. Paragraph 4 of the Lease shall apply with respect to utilities for the Additional Premises.

           7. SECURITY DEPOSIT. The Security Deposit shall be increased by $42,443.70 which sum shall be paid by Tenant upon execution of this Twelfth Amendment and held in accordance with paragraph 5 of the Lease.

           8. PARKING. Upon delivery of the Additional Premises, Tenant shall have the right to thirteen (13) additional parking spaces in the Building Garage for a total of 75 spaces. The initial charge shall be $90 per month per space for the additional stalls for the calendar year 1997. The charge shall increase 5% over the rate then in effect on each anniversary of the Additional Premises Rental Commencement Date during the initial term of the Lease. The charge during the option period shall be the Fair Market Value. Notwithstanding the foregoing, if the garage becomes full Tenant shall be entitled only to one parking space per 1,500 square feet of rentable space leased hereunder.

           9. MISCELLANEOUS. Except as amended herein, the Lease shall remain in full force and effect. Defined terms in the Lease shall have the same meaning in this Twelfth Amendment unless otherwise defined herein. This Twelfth Amendment constitutes the entire agreement between the parties with respect to the subject matter hereof. This Twelfth Amendment shall become binding upon Landlord and Tenant only when fully executed by Landlord and Tenant.

           IN WITNESS WHEREOF, the parties have executed this Twelfth Amendment to Lease as of the 26th day of November, 1996.


LANDLORD:                                   TENANT:

TODA DEVELOPMENT, INC.,                     MACROMEDIA, INC.,
a California corporation                    a Delaware corporation


By:  /s/ Shoichi Tozaki                     By: /s/ Richard B. Wood
     ----------------------------               -------------------------------
      Its: President                              Its: V.P. Operations & CFO

                          THIRTEENTH AMENDMENT TO LEASE

           THIS THIRTEENTH AMENDMENT TO LEASE (the "Amendment") is made and entered into as of the date below written by and between TODA DEVELOPMENT, INC., a California corporation ("Landlord"), and MACROMEDIA, INC., a Delaware corporation ("Tenant").


RECITALS

           A. Landlord and Tenant are parties to that certain lease dated June 27, 1991 for certain premises on the third floor of the building commonly known as 600 Townsend Street, San Francisco, California, as amended by that certain First Amendment to Lease dated May 4, 1992, the Second Amendment to Lease dated August 9, 1994, the Third Amendment to Lease dated November 7, 1994, the Fourth Amendment to Lease dated April 6, 1995, the Fifth Amendment to Lease dated August 31, 1995, the Sixth Amendment to Lease dated October 31, 1995, the Seventh Amendment to Lease dated December 15, 1995, the Eighth Amendment to Lease dated January 25, 1996, the Ninth Amendment to Lease dated February 21, 1996, the Tenth Amendment to Lease dated April 30, 1996, the Eleventh Amendment to Lease dated June 13, 1996, and the Twelfth Amendment to Lease dated November 26, 1996 (collectively, the "Lease"). Tenant's predecessor-in-interest under the Lease was Macromind, Inc.

           B. Landlord and Tenant desire to amend the Lease as set forth below.


AGREEMENT

           Landlord and Tenant hereby agree as follows:

            1. ADDITIONAL PREMISES. Commencing as of April 1, 1997 (the "Additional Premises Rental Commencement Date") the Premises shall include that portion of the first floor of the Building comprising approximately 1,536 rentable square feet as shown on EXHIBIT A attached hereto (the "Additional Premises"). The total rentable square footage of the Premises, including the Additional Premises, shall be approximately 118,791 as shown on EXHIBIT B.

            2. DELIVERY OF ADDITIONAL PREMISES. Landlord shall deliver possession of the Additional Premises as of April 1, 1997. If Landlord is unable to deliver possession as of April 1, 1997, Landlord shall not be liable for any damage caused for failing to deliver possession, and this Amendment shall not be void or voidable. The

Additional Premises Rental Commencement Date shall be delayed until Landlord delivers possession of such space to Tenant. In the event that the Additional Premises are delivered on other than April 1, 1997, Landlord and Tenant shall execute a letter confirming the delivery date.

                RENTAL. Commencing upon the Additional Premises Rental Commencement Date, monthly Base Rental under the Lease shall be as follows:

             Period                        Rental
             ------                        ------
         4/1/97 -  8/31/97             $ 181,750.23
         9/1/97 - 12/31/01             $ 193,629.33
         1/1/02 - 12/31/03             $ 213,823.80
         1/1/04 - 12/31/05             $ 231,642.45

           4. ADDITIONAL TENANT IMPROVEMENT ALLOWANCE. Landlord shall provide Tenant with an additional Tenant Improvement Allowance in the amount of $46,080.00 for the Additional Premises. Said allowance shall be paid and used for the Additional Premises in accordance with paragraph 8 and Rider 5.C of the Lease. Tenant may use its own contractor and architect (both subject to Landlord's reasonable approval) for tenant improvement work in the Additional Premises. All costs of design and construction shall be included within the above Allowance.

            4. TENANT'S PARTICIPATION. Commencing as of the Additional Premises Rental Commencement Date, Tenant's Participation for purposes of paragraph 6 shall be determined by using a numerator of 118,791 rentable square feet. The base year shall be 1997 for the Additional Rental payable by Tenant with respect to the Additional Premises.

            5. CONDITION OF ADDITIONAL PREMISES; IMPROVEMENTS. Tenant accepts the Additional Premises in their "as is" condition. Tenant shall be responsible for all demolition of and improvements to such premises and shall comply with the terms of the Lease with respect to all work undertaken by Tenant, including, without limitation, paragraphs 8 and 9 thereof.

            6. UTILITIES. Paragraph 4 of the Lease shall apply with respect to utilities for the Additional Premises.

            7. SECURITY DEPOSIT. The Security Deposit shall be increased by $2,995.20 which sum shall be paid by Tenant upon execution of this Thirteenth Amendment and held in accordance with paragraph 5 of the Lease.

            8. PARKING. Upon delivery of the Additional Premises, Tenant shall have the right to one (1) additional parking spaces in the Building Garage for a total of 76 spaces. The initial charge shall be $88 per month per space for the additional stall for the



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

calendar year 1997. The charge shall increase 5% over the rate then in effect on each anniversary of the Additional Premises Rental Commencement Date during the initial term of the Lease. The charge during the option period shall be the Fair Market Value. Notwithstanding the foregoing, if the garage becomes full Tenant shall be entitled only to one parking space per 1,500 square feet of rentable space leased hereunder.

            9. CONDITION PRECEDENT. The parties acknowledge that another tenant has a right of first refusal with respect to the Additional Premises. Landlord shall have the right to terminate this Amendment at any time prior to April 1, 1997 in the event that such tenant does not waive its right of first refusal. If Landlord notifies Tenant that it has terminated this Amendment pursuant to this paragraph 10, this Amendment shall be null and void and the parties shall have no liability of any nature to each other with respect to this Amendment except that Landlord shall return the security deposit paid by Tenant in accordance with paragraph 8 above.

            10. WAIVER OF RIGHT OF FIRST REFUSAL. Tenant hereby waives the right of first refusal with respect to the premises identified on EXHIBIT C.

            11. MISCELLANEOUS. Except as amended herein, the Lease shall remain in full force and effect. Defined terms in the Lease shall have the same meaning in this Thirteenth Amendment unless otherwise defined herein. This Thirteenth Amendment constitutes the entire agreement between the parties with respect to the subject matter hereof. This Thirteenth Amendment shall become binding upon Landlord and Tenant only when fully executed by Landlord and Tenant.

            IN WITNESS WHEREOF, the parties have executed this Thirteenth Amendment to Lease as of the 25th day of February, 1997.

LANDLORD:                                 TENANT:

TODA DEVELOPMENT, INC.,                   MACROMEDIA, INC.,
a California corporation                  a Delaware corporation


By:  /s/ Shoichi Tozaki                   By: /s/ John C. Parsons, Jr.
     ------------------------------           ----------------------------------
      Its: President                            Its: CFO

                          FOURTEENTH AMENDMENT TO LEASE

           THIS FOURTEENTH AMENDMENT TO LEASE (the "Amendment") is made and entered into as of the date below written by and between TODA DEVELOPMENT, INC., a California corporation ("Landlord"), and MACROMEDIA, INC., a Delaware corporation ("Tenant").

RECITALS

           A. Landlord and Tenant are parties to that certain lease dated June 27, 1991 for certain premises on the third floor of the building commonly known as 600 Townsend Street, San Francisco, California, as amended by that certain First Amendment to Lease dated May 4, 1992, the Second Amendment to Lease dated August 9, 1994, the Third Amendment to Lease dated November 7, 1994, the Fourth Amendment to Lease dated April 6, 1995, the Fifth Amendment to Lease dated August 31, 1995, the Sixth Amendment to Lease dated October 31, 1995, the Seventh Amendment to Lease dated December 15, 1995, the Eighth Amendment to Lease dated January 25, 1996, the Ninth Amendment to Lease dated February 21, 1996, the Tenth Amendment to Lease dated April 30, 1996, the Eleventh Amendment to Lease dated June 13, 1996, the Twelfth Amendment to Lease dated November 26, 1996, and the Thirteenth Amendment to Lease dated February 25, 1997 (collectively, the "Lease"). Tenant's predecessor-in-interest under the Lease was Macromind, Inc.

           B. Landlord and Tenant desire to amend the Lease as set forth below.

AGREEMENT

           Landlord and Tenant hereby agree as follows:

           1. ADDITIONAL PREMISES. Commencing as of February 1, 1997 (the "Additional Premises Delivery Date") the Premises shall include that portion of the fourth floor of the Building comprising approximately 7,705 rentable square feet as shown on EXHIBIT A attached hereto (the "Additional Premises"). The total rentable square footage of the Premises, including the Additional Premises, shall be approximately 126,496 as shown on EXHIBIT B.

           2. DELIVERY OF ADDITIONAL PREMISES. Landlord shall deliver possession of the Additional Premises as of February 1, 1997. If Landlord is unable to deliver possession as of February 1, 1997, Landlord shall not be liable for any damage caused for failing to deliver possession, and this Amendment shall not be void or voidable. The Additional Premises Delivery Date shall be delayed until Landlord delivers possession of such space to Tenant. In the event that the Additional Premises are delivered on other than February 1, 1997, Landlord and Tenant shall execute a letter confirming the Additional Premises Delivery Date and the Additional Premises Rental Commencement Date, which shall be delayed by the same number of days as the Additional Premises Delivery Date.

           3. RENTAL. Commencing April 1, 1997 ("Additional Premises Rental Commencement Date"), monthly Base Rental under the Lease shall be as follows:

             Period                              Rental
             ------                              ------
         4/1/97 -  8/31/97                   $ 193,538.88
         9/1/97 - 12/31/01                   $ 206,188.48
         1/1/02 - 12/31/03                   $ 227,692.80
         1/1/04 - 12/31/05                   $ 246,667.20

           4. ADDITIONAL TENANT IMPROVEMENT ALLOWANCE. Landlord shall provide Tenant with an additional Tenant Improvement Allowance in the amount of $77,050 for the Additional Premises. Said allowance shall be paid and used for the Additional Premises in accordance with paragraph 8 and Rider 5.C of the Lease. Tenant may use its own contractor and architect (both subject to Landlord's reasonable approval) for tenant improvement work in the Additional Premises. All costs of design and construction shall be included within the above Allowance.

           4. TENANT'S PARTICIPATION. Commencing as of the Additional Premises Rental Commencement Date, Tenant's Participation for purposes of paragraph 6 shall be determined by using a numerator of 126,496 rentable square feet. The base year shall be 1997 for the Additional Rental payable by Tenant with respect to the Additional Premises.

           5. CONDITION OF ADDITIONAL PREMISES; IMPROVEMENTS. Tenant accepts the Additional Premises in their "as is" condition. Tenant shall be responsible for all demolition of and improvements to such premises and shall comply with the terms of the Lease with respect to all work undertaken by Tenant, including, without limitation, paragraphs 8 and 9 thereof.

           6. UTILITIES. Paragraph 4 of the Lease shall apply with respect to utilities for the Additional Premises.

           7. SECURITY DEPOSIT. The Security Deposit shall be increased by $15,024.75 which sum shall be paid by Tenant upon execution of this Fourteenth Amendment and held in accordance with paragraph 5 of the Lease.

           8. PARKING. Upon delivery of the Additional Premises, Tenant shall have the right to a total of 76 parking spaces in the Building Garage. Notwithstanding any other provision of this Lease to the contrary, the charge for the parking spaces shall be $85.45 per month per space for the calendar year 1997. The charge shall increase 5% over the rate then in effect on each January 1 during the initial term of the Lease. The charge during the option period shall be the Fair Market Value.

           9. MISCELLANEOUS. Except as amended herein, the Lease shall remain in full force and effect. Defined terms in the Lease shall have the same meaning in this Fourteenth Amendment unless otherwise defined herein. This Fourteenth Amendment constitutes the entire agreement between the parties with respect to the subject matter hereof. This Fourteenth Amendment shall become binding upon Landlord and Tenant only when fully executed by Landlord and Tenant.

           IN WITNESS WHEREOF, the parties have executed this Fourteenth Amendment to Lease as of the 25th day of February, 1997.


LANDLORD:                               TENANT:

TODA DEVELOPMENT, INC.,                 MACROMEDIA, INC.,
a California corporation                a Delaware corporation


By:  /s/ Shoichi Tozaki                 By: /s/ John C. Parsons, Jr.
     ---------------------------            ------------------------------------
      Its: President                          Its:  CFO